MARATHON

Investor Presentation

January 2014

Safe Harbor Statement

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of Marathon Patent Group ("MPG" or "Marathon") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecast

All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

Marathon Overview

- Patent acquisition and licensing company
- We acquire patents from a wide range of patent holders – individual inventors to Fortune 500 companies – currently own 118 patents
- Our strategy of acquiring patents that cover a wide range of subject matter allows us to achieve diversity within our patent asset portfolio
- We monetize our diversified portfolio through actively managed concurrent licensing campaigns – resulting in a long-term diversified revenue stream – currently have 70 defendants
- Unique strategic relationship with IPNav – the world's foremost IP monetization service company – shareholder in Marathon
- We believe that over the next 3 to 5 years our current patent asset base may generate aggregate revenue in excess of $100 million

Patent Acquisition

- Established deal flow – sources of patent opportunities
- Analyzing deal flow
- Process of acquisition
- Typical terms/structure
- Growth and diversification patent asset base
- Success of patent acquisition is critical to success of any licensing model

Patent Monetization

- Our process commences in due diligence
- Communicate with defendants / potential licensees as to the evident strength of our claims with a goal of reaching a settlement and license agreement
- A large pool of defendants / potential licensees provides for diversity of timing and size of revenue events
- Highly scalable business model allows for concurrent multiple patent licensing campaigns without substantial increase in corporate overhead
- Current cases are in Eastern District Texas, Delaware, or Eastern District Virginia

Financial Model

- Multiple assets provide opportunity for multiple revenue events
- Currently have 118 patent assets within 9 subsidiaries
- 70 active defendants within four different licensing campaigns
- We believe that over the next 3 to 5 years our current patent asset base may generate aggregate revenue in excess of $100 million
- Gross margins typically range between 40% – 50% of revenue
- Operating expenses are estimated at 10% – 20% of revenue
- Focused on reaching near-term positive EBITDA

Potential Effect of Licensing Model


$
Current Licensing Campaigns
Time
Number of Settlements and License Agreements Executed


$
Aggregate of Current Licensing Campaigns
Time
Number of Settlements and License Agreements Executed

Legislative Activity

- Marathon supports effective and fair reform to address bad actors and bad behavior
- AIA (America Invents Act) was signed into law September 16, 2011
- In early December, House passed HR 3309, Innovation Act
- Timing of Senate Bill
- Pleading requirements, fee shifting, discovery, real-party in interest, customer-suit exception, covered business method review

Investor Highlights

- Experienced and proven team – strategic relationship with IPNav
- Continuous supply of patent opportunities
- Continued focus on acquisition of additional patent assets to continue and increase diversification of asset base
- Highly scalable business model allows for concurrent multiple patent licensing campaigns without significant increase in corporate overhead
- Strong operating leverage should allow for near-term expansion of operating margins and positive EBITDA
- Execution - multiple licensing campaigns already underway

Marathon at a Glance

Exchange/Ticker	OTCQB: MARA
Current price	$6.15
Market Capitalization	$33 Million
Common Shares Outstanding	≈ 5.5 MM
Fully Diluted Shares	≈ 7.6 MM
Avg. Daily Volume (3 month)	≈ 33,000
Solid balance sheet (as of Q3 2013) (no debt)	≈ $6 Million Cash

Appendix

Current Subsidiaries

- CyberFone
  - 10 U.S. Patents, 1 U.S. Application and 27 foreign patents
  - Marathon's CyberFone patent portfolio covers claims that provide the right to practice specific transactional data processing, telecommunications, network and database inventions, including financial transactions.
- Relay IP
  - 1 U.S. Patent
  - Marathon's Relay IP portfolio covers claims enabling multicasting on Internet protocol (IP) networks. IP multicast is widely deployed in enterprises, commercial stock exchanges, and multimedia content delivery networks.
- Sampo IP
  - 3 U.S. Patents and 1 U.S. Applications
  - Sampo IP patent portfolio covers a system and method for communicating information among participants of a distributed application.
- Vantage Point
  - 11 U.S. Patents and 26 foreign patents
  - The Vantage Point Technologies patents relate to a wide range of technologies including processor architecture technology that is in widespread use throughout the computing and mobile device marketplace.
- CRFD Research
  - 3 U.S. Patents and 3 U.S. Applications
  - CRFD Research's wireless technology portfolio represents key enabling wireless technologies including the transfer of active session among devices, and web content transformation into formats compatible with destination devices.

Current Subsidiaries

- LoopBack Technologies
  - 15 U.S. Patents
  - Marathon's Loopback patent portfolio covers automotive technology – acquired from Delphi Technologies in December 2013
- Hybrid Sequence
  - 2 U.S. Patents
  - Marathon's Hybrid Sequence portfolio covers performing diagnostics, in a non-disruptive fashion through a Frame Relay Circuit.
- E2E Processing
  - 4 U.S. Patents
  - The E2E patent portfolio emphasizes process automation in the production and enterprise resource planning (ERP) sector - although the patents and their associated claims show a clear relationship with other fields of use.
- Bismarck IP
  - 3 U.S. Patents and 11 foreign patents
  - Marathon's Bismarck portfolio cover claims relating to performance enhancement features and enabling technology within switching communication terminal equipment, and in Private Branch Exchanges (PBXs) in a communication network.

CyberFone

- Acquired CyberFone patent portfolio in April 2013
- Key patent claim(s): Covers transaction entry system into a database and form-based operating systems
- Numerous named defendants remain in active lawsuits
- Licensing campaign commenced by previous CyberFone portfolio owner in September 2011
- Six settlement and license agreements executed within four months of commencement
- 32 announced settlement and licensing agreements prior to Marathon acquiring the portfolio

Dr. Rocco L. Martino, Inventor

- Chairman and CEO of CyberFone Technologies and XRT Inc.
- One of the original ENAIC programmers
- His inventions are being used actively in over 50 countries within telecommunication and financial systems
- 8 granted US patents, 13 US pending and multiple foreign
- Over 20 published books on computers, communication, networks and planning

CyberFone Litigation Cycle



CyberFone is reviewing new potential Licensing campaigns
CyberFone is currently waiting for the Judge to deliver the claim construction ruling
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

Relay IP

- Acquired Relay IP patent portfolio in April 2013 from MOSAID and have executed two settlement and license agreements since commencement.
- Key patent claim(s): Covers multi-casting and routing technologies
- 25 named defendants in active lawsuit filed between 5/3/13 – 6/14/13 in Delaware including:

Allied Telesis
AdTran
Thomson Reuters Finance Company
Securities Industry Automation Corporation
NYSE Technologies, Inc.
Sprint
Juniper Networks, Inc.
Cisco Systems

Bloomberg LP
Hitachi Cable
D-Link Corp
Avaya Inc. / Nortel,
Hewlett-Packard Company
Enterasys
Tibco
BT Group Plc

NYSE Euronext
ActiveTick LLC
BATS Trading Inc.
BATS Global
Chicago Board Options Exchange (CBOE)
Essex Radez LLC
FactSet Research Systems, Inc.
Lek Securities Corporation

The Nasdaq OMX Group, Inc.
NASDAQ Stock Market LLC
Trading Technologies International, Inc.
Transaction Network Services, Inc.
Direct Edge ECN LLC
SAVVIS Inc.
Zhone Technologies
Huawei Technologies



Marathon's Relay IP portfolio covers claims enabling multicasting on Internet protocol (IP) networks. The Patent came out of the prestigious Bell Labs, a widely recognized research and development organization, whose researchers have been awarded a total of seven Nobel Prizes. The asset is a seminal patent cited by over 254 other patents that enables multicasting on Internet protocol networks.

US Patent No. 5,331,637
Priority Date: 07/19/1994

Relay IP Litigation Cycle



Relay IP is replying to Defendant's initial responses to the infringement complaints
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT

Sampo IP

- Acquired Sampo patent portfolio in November 14, 2012
- Key patent claim(s): Covers systems and methods of facilitating multi-party communications
- Three settlement and license agreements since June 2013
- Achieved first settlement within four months of commencing initial licensing campaign
- Additional suits filed against Salesforce.com and Blackboard in EDVA


United States Patent

Sampo IP Litigation Cycle



Sampo filed two new complaint in EDVA against Salesforce.com and Blackboard
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT

Vantage Point

- Early Priority Dates; November 2, 1993, February 20, 1996
- The '750 patent covers a processor architecture that is implemented in nearly all modern-day mobile devices
- Numerous Fortune 500 Companies have already licensed the portfolio including HP, IBM, AMD, Sharp, and Toshiba
- The '329 Patent has favorable claims construction
- 27 active cases against Apple, Amazon, Samsung, HTC, Kyocera, and LG among others

Vantage Point Litigation Cycle


Vantage Point filed 27 Complaints in EDTX on November 1 & 25, 2013
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
MARATHON

CRFD Research

- We believe that CRFD Research's wireless technology portfolio represents key enabling wireless technologies in two distinct areas.

- We believe that the CRFD Research portfolio enables seamless synchronization of data between wireless devices, desktops, laptops, tablets, e-readers and servers.

- We believe that the technology applications covered are representative of a broad segment of the mobile industry and address significant areas of growth now and well into the future.

CRFD Research Litigation Cycle

Filed Complaints against 10 defendants January 17, 2014


COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
JURY TRIAL
VERDICT
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT

E2E Processing

- Utility throughout the manufacturing industry including the car industry, retail/consumer products, communications equipment, electronic component OEMs, or any other industry employing a manufacturing process.
- Claims cover the use of XML in an interactive process between a user and a series of servers to generate a response to a user's request. Additionally, these patents address the ability to enhance ERP and production planning processes through the introduction of adaptive learning processes.



Enterprise Resource Planning
Business Analytics
Product Planning
Supply Chain Management
Inventory Management
Supplier Interaction
Sales Force Automation
Financial Account Management

E2E Processing Litigation Cycle

E2E Processing is assessing initial infringement complaints



COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT

management

Doug Croxall *CEO & Chairman*	- Previously the CEO & owner of LVL Patent Group, a patent enforcement entity - Chairman and CEO of Firepond (NASDAQ: FIRE), a configuration software company with a patent portfolio enforced by IP Nav for $93 million in gross revenues - Previously employed by Motorola and KPMG - MBA, Pepperdine University 1995; BA Purdue University 1991
Richard Raisig *CFO*	- First CFO of Microvision, Inc., start-up public technology company - Former CFO of Aurora Systems, Inc., venture backed fabless semiconductor company - Investment banker with Dean Witter Reynolds and Sr. Accountant with Price Waterhouse - MBA from USC; BA Economics from UC Irvine
John Stetson *EVP & Director*	- Served as CFO of MPG's predecessor company, American Strategic Minerals. - Investment Analyst for Heritage Investment Group - Corporate Finance division of Toll Brothers (TOL). - BA in Economics from the University of Pennsylvania
Jim Crawford *COO*	- Previously the CIO Hipcricket/Augme Technologies, Inc. - Member of the Board of Directors for Augme Technologies, Inc. (2006-2011) - Experienced in public company compliance, advanced hardware, software and network administration - Named inventor on several patents pending with the USPTO - Founder of Kino Communications & Audioeye, Inc.
Doug Bender *SVP Engineering*	- Previously the SVP Engineering and IP Development at Augme Technologies, Inc. - 25 years of engineering, executive management and intellectual property - Inventor and author of more than 75 patents in the communications, IP telephony, and IT markets - BS Computer Science California Polytechnic University – San Luis Obispo

Contact Information

Company Contact:

Doug Croxall, CEO
703.232.1701 office
doug@marathonpg.com

Investor Contact:

The Del Mar Consulting Group, Inc.	or	Alex Partners, LLC
Robert B. Prag, President		Scott Wilfong, President
858-794-9500		425-242-0891
bprag@delmarconsulting.com		scott@alexpartnersllc.com